SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
               -------------------------------------------------
                                 April 16, 1999
                                 ---------------


                                TOYS "R" US, INC.
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             (Exact name of registrant as specified in its charter)



               Delaware                 1-11609               22-3260693
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   (State or other jurisdiction       (Commission File        (IRS Employer
        of incorporation)                 Number)          Identification No.)



          461 From Road, Paramus, New Jersey                     07652
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        (Address of principal executive offices)               (Zip Code)



               Registrant's telephone number, including area code
             -----------------------------------------------------
                                 (201) 262-7800
                                 --------------



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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

            On March 9, 1999, the Board of Directors of Toys "R" Us, Inc. (the "Company") approved an amendment to the Rights Agreement, dated as of January 7, 1998 (the "Original Rights Agreement"), pursuant to which holders of record of the Company's common stock, par value $.10 per share (the "Common Stock") at the close of business on January 22, 1998 were granted a dividend distribution of one Right for each outstanding share of Common Stock. The amendment was implemented pursuant to the Amended and Restated Rights Agreement, dated as of April 16, 1999, between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"), a copy of which is filed as an exhibit hereto and incorporated herein by reference. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Rights Agreement.

            Under the Original Rights Agreement, the Board of Directors of the Company had the right to redeem all of the then outstanding Rights upon the terms and subject to the conditions set forth in the Original Rights Agreement. However, under the Original Rights Agreement, the Rights generally could not be redeemed for one hundred and twenty days following a change in the majority of the Board of Directors of the Company as a result of a proxy contest. In light of a recent decision of the Delaware Court of Chancery, to the effect that such a restriction on redemption would not withstand judicial scrutiny under Delaware law, the Board of Directors approved the removal of this restriction from the Rights Agreement. The remaining provisions of the Rights Agreement are unchanged.

            Until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding prior to the Distribution Date, by such Common Stock certificates.

            A copy of the Rights Agreement (which includes as Exhibit A the form of Rights Certificate and as Exhibit B the Summary of Rights to Purchase Common Stock) is attached as an exhibit hereto. A copy of the Summary of Rights will be available free of charge from the Company to stockholders submitting written requests therefor to: 225 Summit Avenue, Montvale, New Jersey 07645, Attention: Chief Financial Officer. This summary description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the exhibits thereto, which are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

         (a)   Financial statements of businesses acquired.

               Not applicable.

         (b)   Pro forma financial information.

               Not applicable.

         (c)   Exhibits.

               1. Amended and Restated Rights Agreement, dated as of April 16, 1999, between Toys "R" Us, Inc. and American Stock Transfer & Trust Company, which includes as Exhibit A the Form of Rights Certificate and, as Exhibit B, the Summary of Rights to Purchase Common Stock.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TOYS "R" US, INC.




Dated:  April 16, 1999                  By: /s/ Louis Lipschitz
                                            ------------------------------------
                                            Louis Lipschitz
                                            Executive Vice President and Chief
                                            Financial Officer

                                TOY "R" US, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.       Description
-----------       -----------

1 Amended and Restated Rights Agreement, dated as of April 16, 1999, between Toys "R" Us, Inc. and American Stock Transfer & Trust Company, which includes as Exhibit A the Form of Rights Certificate and, as Exhibit B, the Summary of Rights to Purchase Common Stock.